NORTHERN INSTITUTIONAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated June 11, 2009 to Statement of Additional Information dated April 1, 2009

The last line of the table under “Portfolio Managers,” beginning on page 62, is replaced by the following:

Portfolio	Portfolio Manager(s)
NIF U. S. Treasury Index Portfolio	Ryan J. Laning

* * *

The following information is added to the information under “Accounts Managed by the Portfolio Managers,” beginning on page 62:

The table below discloses the accounts within each type of category listed below for which Ryan J. Laning is jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009:

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

Northern Institutional Funds:	0	$0	0	$0
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	15	$11,000,000,000	0	$0

* * *

The following information is added to the information under “Disclosure of Securities Ownership” on page 67:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Ryan J. Laning	U.S. Treasury Index Portfolio	$0